SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        August 19, 2003

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Regulation FD Disclosure

On August 19, 2003, Mercantile Bankshares Corporation, a Maryland corporation (“Mercantile”), announced that Wallace Mathai-Davis will step down as Chairman, Investment and Wealth Management and as a Director of Bankshares and its lead bank, Mercantile-Safe Deposit and Trust Company, effective as of September 15, 2003.

The press release issued by Mercantile is included as Exhibit 99 to this report and is incorporated into this Item 5 by reference.

Item 7.    Financial Statements, and Exhibits.

(c) Exhibits.

99        Press Release

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)

Date:    August 19, 2003

By:	/s/ Terry L. Troupe Terry L. Troupe Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release